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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 2003


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


          DELAWARE                     001-7427                 76-0343152
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                                 10300 TOWN PARK
                              HOUSTON, TEXAS 77072
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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 ITEM 5. OTHER EVENTS


          Effective June 24, 2003, Registrant's Board of Directors authorized Registrant to purchase that number of shares of Registrant's common stock, $.01 par value, having an aggregate purchase price (excluding commissions) of up to and including $5 million in open market transactions executed from time to time on or before December 31, 2003, in accordance with Rule 10b-18 of the Exchange Act. Management is empowered, in its sole discretion, to determine when shares of Registrant's stock will be purchased, if any are purchased at all, to determine the number of shares to be purchased at any one time, to determine the price at which shares will be purchased, to designate and issue orders to a broker-dealer to purchase shares and to consummate purchases.

          In a related event, on June 24, 2003, Registrant, certain of its subsidiaries that are parties to the Credit Agreement dated effective February 14, 2003 (the "Credit Agreement") with Deutsche Bank AG, New York Branch, as Administrative Agent, Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent, and certain other lending institutions ("Lenders"), and the Lenders entered into an amendment to the Credit Agreement. The amendment allows Registrant to spend an aggregate of $5 million to purchase its equity securities prior to February 14, 2004 and up to an aggregate of $20 million after February 14, 2004. Prior to the amendment, Registrant was prohibited to purchase any of its equity securities prior to February 14, 2004.

         Certain statements herein contained are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Registrant expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and is believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. Certain factors could cause actual results to differ materially from those described in the forward-looking statements, including economic, business, competitive and/or regulatory factors affecting Registrants' businesses generally, including prices of oil and natural gas and expectations about future prices, as set forth in and Registrants' filings with the SEC, including their most recent Annual Reports on Form 10-K, especially in the Management's Discussion and Analysis section, Registrants' most recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Registrant is under no obligation to (and expressly disclaims any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        VERITAS DGC INC.
                                        (Registrant)



                                        /s/ Matthew D. Fitzgerald
                                        ---------------------------------------
                                                 Matthew D. Fitzgerald
                                                Executive Vice President,
                                                Chief Financial Officer
                                                    and Treasurer



Date: June 26, 2003